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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

        In accordance with 18 U.S.C. 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned, in his capacity as the Chief Executive Officer and Principal Financial Officer of 4-D Neuroimaging (the "Company") hereby certifies, to the best of his knowledge on the date hereof, that the quarterly report on Form 10-QSB for the quarter ended December 31, 2002 (the "Form 10-QSB"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-QSB fairly presents, in all material respects, the Company's financial condition at the end of such quarter and the Company's results of operations for such quarter.

/s/ D. SCOTT BUCHANAN D. Scott Buchanan Chief Executive Officer and Principal Financial Officer

Dated: February 14, 2003

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002